UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 17, 2015

Shell Midstream Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-36710	46-5223743
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Shell Plaza 910 Louisiana Street Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 241-6161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of Shell Midstream Partners, L.P. (the “Partnership”), dated November 17, 2015 and filed with the Securities and Exchange Commission on November 17, 2015 (the “Initial Form 8-K”), which reported under Item 2.01 that the Partnership acquired from Shell Pipeline Company LP all of the outstanding membership interests in Pecten Midstream Company LLC (“Pecten”), which owns a crude oil pipeline system located in the Gulf of Mexico (Auger), a crude oil storage terminal located southwest of Chicago (Lockport) and related property, plant and equipment (collectively, the “Shell Auger and Lockport Operations”). This amendment is filed to provide the financial statements of the Shell Auger and Lockport Operations and the pro forma financial information of the Partnership for such transaction as required by Item 9.01. Except as set forth below, the Initial Form 8-K is unchanged.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Audited historical financial statements of the Shell Auger and Lockport Operations as of and for the years ended December 31, 2014 and 2013, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Unaudited historical financial statements of the Shell Auger and Lockport Operations as of and for the nine months ended September 30, 2015 and 2014, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.2 hereto and incorporated by reference herein.

(b)	Pro Forma Financial Information.

Unaudited pro forma consolidated financial statements of Shell Midstream Partners, L.P. as of and for the nine months ended September 30, 2015 and for the years ended December 31, 2014, 2013 and 2012, a copy of which is filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d)	Exhibits.

Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants.

99.1	Audited historical financial statements of the Shell Auger and Lockport Operations as of and for the years ended December 31, 2014 and 2013, together with the related notes to the financial statements.

99.2	Unaudited historical financial statements of the Shell Auger and Lockport Operations as of and for the nine months ended September 30, 2015 and 2014, together with the related notes to the financial statements.

99.3	Unaudited pro forma consolidated financial statements of Shell Midstream Partners, L.P. as of and for the nine months ended September 30, 2015 and for the years ended December 31, 2014, 2013 and 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELL MIDSTREAM PARTNERS, L.P.

By:	Shell Midstream Partners GP LLC, its general partner

By:	/s/ Lori M. Muratta
Lori M. Muratta
Vice President, General Counsel and Secretary

Date: November 20, 2015

INDEX TO EXHIBITS

Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent accountants.

99.1	Audited historical financial statements of the Shell Auger and Lockport Operations as of and for the years ended December 31, 2014 and 2013, together with the related notes to the financial statements.

99.2	Unaudited historical financial statements of the Shell Auger and Lockport Operations as of and for the nine months ended September 30, 2015 and 2014, together with the related notes to the financial statements.

99.3	Unaudited pro forma consolidated financial statements of Shell Midstream Partners, L.P. as of and for the nine months ended September 30, 2015 and for the years ended December 31, 2014, 2013 and 2012.

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